MFS(R)/Sun Life Series Trust

Bond Series                               Massachusetts Investors Trust Series
Capital Appreciation Series               Mid Cap Growth Series
Capital Opportunities Series              Mid Cap Value Series
Core Equity Series                        Money Market Series
Emerging Growth Series                    New Discovery Series
Emerging Markets Equity Series            Research Series
Global Governments Series                 Research International Series
Global Growth Series                      Strategic Growth Series
Global Total Return Series                Strategic Income Series
Government Securities Series              Strategic Value Series
High Yield Series                         Technology Series
International Growth Series               Total Return Series
International Value Series                Utilities Series
Managed Sectors Series                    Value Series
Massachusetts Investors Growth Stock Series

                        Supplement to Current Prospectus


This prospectus supplement supersedes and replaces the series' prospectus supplement dated May 1, 2004.

Effective immediately, the following is added to the prospectus:

         Legal Proceedings. On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS (including the series). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

         As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

     In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the series, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.
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     Under the terms of the February Settlements, a $225 million pool has been established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

     Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

     MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and use of fund assets in recognition of fund sales and seeking damages of unspecified amounts.

     Although MFS does not believe that these regulatory developments will have a material adverse effect on the series, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.

Effective immediately, the second bullet in the first paragraph under the caption "Principal Investment Policies" for the MFS Emerging Growth Series is replaced with the following:

     o are major enterprises which MFS believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special features, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


                  The date of this supplement is June 1, 2004.